UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2018
(Date of earliest event reported)
Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)
(336) 664-1233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 4.01.    Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm

On May 18, 2018, the Audit Committee of the Board of Directors (the “Committee”) of Qorvo, Inc. (the “Company”), approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective upon the filing of the Company’s Annual Report on Form 10-K for the year ended March 31, 2018 (the “Effective Time”).

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2018 and April 1, 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of March 31, 2018 and April 1, 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended March 31, 2018 and April 1, 2017, and through the date of KPMG’s dismissal, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements for such periods, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of this Current Report on Form 8-K (this “Report”) prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not KPMG agrees with the above statements and stating the respects, if any, in which KPMG does not agree with such statements. The letter from KPMG is filed with this Report as Exhibit 16.1.

(b)	Engagement of New Independent Registered Public Accounting Firm

On May 18, 2018, the Committee approved the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2019, effective upon the Effective Time.

During the Company’s two most recent fiscal years ended March 31, 2018 and April 1, 2017, and through the date of EY’s appointment, neither the Company nor anyone acting on its behalf consulted with EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from KPMG LLP, dated May 23, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Mark J. Murphy
Mark J. Murphy
Chief Financial Officer

Date:    May 23, 2018